Motorola Mobility Holdings, Inc.

October 8, 2010

VIA EDGAR AND FEDERAL EXPRESS

Division of Corporation Finance

Securities and Exchange Commission

100 F St. NE

Washington, D.C. 20549

Attention: Mr. Larry Spirgel, Assistant Director, Division of Corporation Finance

Re:	Motorola SpinCo Holdings Corporation

Amendment 1 Form 10

Filed August 31, 2010

File No.: 001-34805

Dear Mr. Spirgel:

Set forth below is the response of Motorola Mobility Holdings, Inc. formerly known as Motorola SpinCo Holdings Corporation (the “Company” or “we”) to the comments of the staff (the “Staff”) of the Division of Corporation Finance of the Securities and Exchange Commission (the “Commission”) contained in the letter addressed to Dr. Sanjay K. Jha, Chief Executive Officer of the Company, dated September 10, 2010, relating to the Company’s Amendment 1 to Form 10 (the “Form 10”) filed August 31, 2010. For convenience of reference, the text of the comments in the Staff’s letter have been reproduced in italicized type.

The Separation, page 39

1.   We note your response to comment 11 in our letter dated July 28, 2010. Please revise to clarify that you are discussing all material factors in the decision process.

Response:

The Company has revised page 39 of the Information Statement to address the Staff’s comment

Material U.S. Federal Income Tax Consequences of the Distribution, page 43

2.   We note your response to comment 13 in our letter dated July 28, 2010. Please revise to state counsel’s opinion with respect to the tax implications of the proposed spin-off to shareholders.

Response:

The Company believes that the material U.S. federal income tax consequences of the Distribution are thoroughly discussed in the Information Statement as required by Form 10. To our knowledge, such description is not required to be expertised by an opinion. Nor is any tax

Division of Corporation Finance

Securities and Exchange Commission

October 8, 2010

opinion required to be filed as an exhibit to a Form 10 (see Item 601 of Regulation S-K). Accordingly, the Company does not believe any revisions to the disclosure are necessary.

As stated in the Company’s response letter, dated August 31, 2010, notwithstanding the lack of any requirement to file a tax opinion under Item 601 in connection with a Form 10, the Company intends to file counsel’s tax opinion as Exhibit 99.3 to the Form 10 following counsel’s delivery of its tax opinion to Motorola, Inc. in conjunction with the final approval of the Distribution by Motorola, Inc.’s Board of Directors. Counsel’s tax opinion to Motorola, Inc. is expected to state that the Distribution will qualify as a reorganization for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended. Following its filing, counsel’s tax opinion will be publicly available to all investors.

Management, page 65

3.   We note that you have added several individuals to your “Management” discussion. Please revise to file all employment agreements as exhibits to your filing for the named executive officers.

Response:

The Company notes the Staff’s comment. All employment agreements for the named executive officers have previously been filed as exhibits to our Form 10, including for Dr. Jha, Mr. Moloney and Mr. Ogle. The other named executive officers, Mr. Rothman and Mr. Cipolla, do not have employment agreements.

Compensation Discussion and Analysis, page 71

4.   We note your response to comment 16 in our letter dated July 28, 2010. With respect to your annual incentive plan disclosure, please further revise to indicate whether you or Motorola, Inc. bears the burden for these awards. If responsibility for payment has not been determined, please so state.

Response:

The Company has revised page 81 of the Information Statement to address the Staff’s comment.

Agreements with Motorola, Inc., page 122

5.   We note your response to comment 18 in our letter dated July 28, 2010. To the extent practicable, please revise to provide an estimate of amounts payable to Motorola, Inc. pursuant to the “Other Commercial Agreements” that you expect to enter into.

Division of Corporation Finance

Securities and Exchange Commission

October 8, 2010

Response:

The Company has revised the disclosure on page 126 of the Information Statement to include amounts currently estimated to be payable under the Trademark License Agreement, as these amounts will be detailed by agreement. We have not included an estimate of amounts payable to Motorola, Inc. pursuant to the “Other Commercial Agreements” in the Information Statement, as such amounts are not estimable, will be based on volume of products and services purchased which is inherently difficult to estimate and will fluctuate and likely decline over time. The amounts are not expected to be material.

Our current best estimate based on past purchases between business units is that the Company will pay Motorola, Inc. approximately $5.6 million for services and $1 million for products during 2011 and Motorola, Inc. will pay the Company approximately $500,000 for services and $4 million for products during 2011. Actual amounts could be significantly more or less based on the needs to purchase the types of services and products available under the agreements.

Notes to Condensed Combined Financial Statements, Page F-45

Note 3. Other Financial Data, page F-51

6.   Explain for us in more detail how you determined the gain of $228 million related to the settlement of outstanding litigation. Tell us how you accounted for the patents you exchanged. In addition, tell us how you reflected the settlement in your statement of cash flows.

Response:

Beginning in 2008, a licensee of Motorola, Inc. stopped making royalty payments to Motorola, Inc. due under a license agreement. Thereafter, the companies filed various lawsuits and countersuits against one another alleging patent infringement. In June of 2010, these matters were resolved and the companies entered into a settlement and license agreement. Under the agreement: (1) Motorola, Inc. received an upfront cash payment of $175 million, (2) the companies exchanged various patents, and (3) the companies entered into a 10-year license agreement giving the licensee the right to continue to use certain of the Company’s patented technologies in exchange for future royalty payments based on the contractual royalty rate and future sales.

The gain of $228 million recognized during the period ended July 3, 2010 was comprised of the $175 million of cash received upon settlement and $53 million of patents received. Following is a more detailed discussion of the valuation techniques employed to determine the fair value of the patents received, the allocation of the consideration received between past and future periods, and the related cash flow presentation.

Division of Corporation Finance

Securities and Exchange Commission

October 8, 2010

Valuation of patents exchanged

Motorola, Inc. referred to ASC 845, “Nonmonetary Transactions,” in assessing the appropriate accounting treatment for the nonmonetary consideration exchanged in this transaction. However, as the total monetary consideration received by Motorola, Inc. in the settlement (including an estimate of the future royalty payments to be received) was significant to the overall transaction (i.e., in excess of 25% of total fair value of the consideration received, as defined by ASC 845-10-25), the transaction was deemed a monetary transaction that should be accounted for at fair value. Accordingly, the patents received were recorded at their fair value.

Pursuant to the guidance in ASC 820, “Fair Value Measurements and Disclosures,” valuation techniques used to develop fair value include the market approach, income approach and/or cost approach. Motorola, Inc. engaged an independent, third-party valuation firm to assist in determining the fair value of the patents received. This firm provided a valuation report with an independent estimate of fair value utilizing the guidelines for fair value measurements as outlined in ASC 820. This valuation considered the market, income and cost approaches to valuing the patents. Each approach considered a market participant’s view and was based on the highest and best use of the patents. The valuation also took into account a number of assumptions and judgments, including the encumbered vs. unencumbered patent market, the likely market competitors against which patent infringement could be asserted and the related likelihood of success, the overall product market, specifically as it relates to smartphones, and potential royalty rates and the duration of licensing agreements that could be earned in licensing agreements with other parties.

After considering all relevant factors and valuation approaches, Motorola, Inc. determined the value of the patents received to be $53 million.

Any value ascribed to the patents assigned by Motorola, Inc. to the other company would have increased the gain to be recognized in the current period. However, due to the contingent nature of the future royalty stream, the current period gain was limited to the value of the cash and patents received totaling $228 million, as discussed further below. Therefore, the patents assigned by Motorola, Inc. to the other company did not impact the calculation of the current period gain.

Allocation of consideration and determination of gain recorded

In accordance with guidance provided by the SEC Staff in December 2007, Motorola, Inc. reviewed the total consideration received under the settlement agreement and performed a relative fair value allocation to determine the portion of the consideration to be recognized immediately in earnings and in future periods. Total consideration included the $175 million upfront cash payment, the fair value of the patents received, and estimated future royalties. Estimated future royalties were based on an estimate of the other company’s sales during the 10-year license period and the contractual royalty rate. The contractual royalty rate was deemed to be consistent with the royalty rate received by Motorola, Inc. under similar licensing arrangements. Based on the relative fair value allocation, the consideration attributable to the past patent infringement (and thus recognized immediately in earnings) was in excess of $228 million; however, as the future royalties are contingent on future

Division of Corporation Finance

Securities and Exchange Commission

October 8, 2010

sales by the other company, Motorola, Inc. limited the current period gain to the fair value of the cash and patents received, or $228 million. No immediate gain was recorded related to the future royalty payments from the other company; as such income will be earned and recognized by the Company over the 10-year license agreement.

Cash flow presentation

With respect to the Company’s condensed combined statement of cash flows for the six months ended July 3, 2010, the $175 million cash received is included in net income and, therefore, is included in cash flows from operating activities. The $53 million portion of the gain related to the patents received represented a non-cash activity and was excluded from operating cash flows.

Note 5. Income Taxes, page F-56

7. Explain for us in more detail the nature of the settlements with tax authorities that resulted in a reduction of your unrecognized tax benefits by $100 million. Tell us why you recognized $10 million as a tax benefit net of valuation adjustments and $25 million as a reduction of tax carry forwards. Clarify how you recorded the remaining reduction of $65 million. You may wish to provide us with journal entries to illustrate your accounting for this transaction.

Response:

Each quarter Motorola, Inc. evaluates its unrecognized tax benefit taking into account actual settlements, effective settlements and changes in facts and circumstances that indicate the extent to which its tax positions are more likely than not to be sustained. During the first half of 2010, Motorola, Inc. and the IRS executed a Form 870-AD with respect to years 2004 and 2005, and the IRS concluded its audit of Motorola, Inc.’s 2006 and 2007 tax years. The foregoing caused the Company’s tax credit carry forwards to be reduced by $25 million, which was reflected as a reduction in deferred tax assets and a reduction of unrecognized tax benefit. In addition, the Company reduced its unrecognized tax benefit by $75 million to reflect effective settlements and changes in facts and circumstances. Of that amount, $10 million was reflected as a tax benefit because it related to a jurisdiction in which the Company had no valuation allowance. The remaining $65 million was reflected as an increase in valuation allowance because it related to jurisdictions in which the Company’s deferred tax assets were fully offset by valuation allowances.

In connection with the responses in this letter, the Company acknowledges that:

•	the Company is responsible for the adequacy and accuracy of this disclosure in the filing;

•	Staff comments or changes to disclosure in response to Staff comments do not foreclose the Commission from taking any action with respect to the filing; and

Division of Corporation Finance

Securities and Exchange Commission

October 8, 2010

•	the Company may not assert Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

If the Staff has any further questions or comments concerning this response, or if you require additional information, please feel free to contact me at (847) 576-7646.

Sincerely,

/s/ Carol H. Forsyte
Carol H. Forsyte
Corporate Vice President
Law, Securities, Motorola, Inc.

cc:	Jonathan Groff, Attorney-Advisor
Paul Fischer, Staff Attorney